Registration No.
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                            WILMINGTON TRUST COMPANY
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               (Exact name of trustee as specified in its charter)

        Delaware                                         51-0055023
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(State of incorporation)                 (I.R.S. employer identification no.)

                               Rodney Square North
                            1100 North Market Street
                           Wilmington, Delaware 19890
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                    (Address of principal executive offices)

                               Cynthia L. Corliss
                        Vice President and Trust Counsel
                            Wilmington Trust Company
                               Rodney Square North
                           Wilmington, Delaware 19890
                                 (302) 651-8516
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            (Name, address and telephone number of agent for service)


                          CASCADE FINANCIAL CORPORATION
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               (Exact name of obligor as specified in its charter)

       Delaware
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(State of incorporation)                    (I.R.S. employer identification no.)

        2828 Colby Avenue
        Everett, Washington                                98201
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(Address of principal executive offices)                 (Zip Code)

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             11% Junior Subordinated Deferrable Interest Debentures
                           due March 1, 2030, Series B
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ITEM 1.     GENERAL INFORMATION.

            Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                    Federal Deposit Insurance Co.      State Bank Commissioner
                    Five Penn Center                   Dover, Delaware
                    Suite #2901
                    Philadelphia, PA

            (b)     Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

ITEM 2.     AFFILIATIONS WITH THE OBLIGOR.

                    If the obligor is an affiliate of the trustee, describe each affiliation:

                    Based upon an  examination  of the books and  records of the trustee and upon information furnished by the obligor, the obligor is not an affiliate of the trustee.

ITEM 3.     LIST OF EXHIBITS.

                 List  below all  exhibits  filed as part of this  Statement  of
            Eligibility and Qualification.

            A. Copy of the Charter of Wilmington Trust Company, which includes the certificate of authority of Wilmington Trust Company to commence business and the authorization of Wilmington Trust Company to exercise corporate trust powers.

            B.      Copy of By-Laws of Wilmington Trust Company.

            C. Consent of Wilmington Trust Company required by Section 321(b) of Trust Indenture Act.

            D. Copy of most recent Report of Condition of Wilmington Trust Company.

            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wilmington Trust Company, a corporation organized and existing under the laws of Delaware, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington and State of Delaware on the 28th day of June, 2000.

                                   WILMINGTON TRUST COMPANY
[SEAL]

Attest: /s/Mary Kay Pupillo        By: /s/ Denise M. Geran
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       Assistant Secretary         Name: Denise M. Geran
                                   Title: Senior Financial Services Officer


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